Exhibit 10.1

FOURTH AMENDMENT

TO

CREDIT AGREEMENT

dated as of

OCTOBER 10, 2018

among

MURPHY OIL CORPORATION,

MURPHY EXPLORATION & PRODUCTION COMPANY – INTERNATIONAL,

and

MURPHY OIL COMPANY LTD.,

as Borrowers

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

FOURTH Amendment to Credit Agreement

THIS FOURTH Amendment to Credit Agreement (this “Fourth Amendment”) dated as of October 10, 2018 is among MURPHY OIL CORPORATION, a Delaware corporation (the “Company”), MURPHY EXPLORATION & PRODUCTION COMPANY – INTERNATIONAL (“Expro-Intl.”), a Delaware corporation, MURPHY OIL COMPANY LTD., a Canadian corporation (“MOCL” and, together with the Company and Expro-Intl., collectively, the “Borrowers”); the undersigned Guarantors; JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A.    The Borrowers, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of August 10, 2016 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrowers.

B.    The Borrowers have requested and the undersigned Lenders have agreed, subject to the terms and conditions set forth herein, to amend certain provisions of the Credit Agreement as set forth herein.

C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement (as amended hereby).  Unless otherwise indicated, all references to Sections and Articles in this Fourth Amendment refer to Sections and Articles of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1    Amendments to Section 1.01.

(a)    Each of the following defined terms is hereby added to Section 1.01 where alphabetically appropriate, to read as follows:

“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement, dated as of October 10, 2018, by and among the Borrowers, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” has the meaning assigned to such term in the Fourth Amendment.

“Permitted JV” means Murphy Gulf of Mexico, LLC, a Delaware limited liability company.

“Permitted JV Agreements” means (i) the Permitted JV Contribution Agreement, (ii) the Permitted JV MEPU Conveyance, (iii) the Permitted JV Units Conveyance, (iv) the Permitted JV LLC Agreement, (v) the Permitted JV LLC Formation Document and (vi) the Permitted JV MSA.

“Permitted JV Contribution Agreement” means that certain Contribution and Acquisition Agreement, dated as of October 10, 2018, by and among Expro-USA, Petrobras America Inc. and the Permitted JV.

“Permitted JV LLC Agreement” means that certain Amended and Restated Limited Liability Company Agreement of the Permitted JV, to be dated as of the Fourth Amendment Effective Date, in the form attached as Exhibit F to the Permitted JV Contribution Agreement.

“Permitted JV LLC Formation Document” means the “LLC Formation Document” as defined in the Permitted JV Contribution Agreement.

“Permitted JV MEPU Conveyance” means the “MEPU Conveyance” as defined in the Contribution Agreement.

“Permitted JV MSA” means the “Master Services Agreement” as defined in the  Permitted JV Contribution Agreement.

“Permitted JV Units Conveyance” means the “Units Conveyance” as defined in the Contribution Agreement.

(b)    Each of the following defined terms is hereby amended and restated in its entirety to read as follows:

“Asset Sale” means (a) any Disposition of any Property (excluding sales of inventory and dispositions of cash and Permitted Investments, in each case, in the ordinary course of business) by the Company or any of its Subsidiaries and (b) any issuance or sale of any Equity Interests of any Subsidiary of the Company (other than the Equity Interests in the Permitted JV issued or sold on the Fourth Amendment Effective Date pursuant to the Permitted JV Agreements), in each case, to any Person other than to the Company or any other Loan Party.  Notwithstanding the foregoing, (i) the Disposition of the “MEPU Assets”, the “Medusa Spar Units” and the “MEPU Cash Contribution” (as each such term is defined in the Permitted JV Contribution Agreement) by Expro-USA on the Fourth Amendment Effective Date to the Permitted JV and (ii) the cash distributions made by the Permitted JV, in each case pursuant to and in accordance with the terms of the Permitted JV Contribution Agreement and the Permitted JV LLC Agreement, shall not constitute an “Asset Sale”.

“Consolidated Net Income” means, for any period, with respect to the Company and the Consolidated Subsidiaries, for any period, the aggregate of the net income (or loss) of the Company and the Consolidated Subsidiaries after allowances for taxes for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (a) the net income of (i) any Person in which the Company or any Consolidated Subsidiary has an ownership interest (which interest does not cause the net income of such other Person to be consolidated with the net income of the Company and the Consolidated Subsidiaries in accordance with GAAP) and (ii) commencing with the fiscal quarter ending March 31, 2019, the Permitted JV, in the case of clauses (i) and (ii) above, except to the extent of the amount of dividends or distributions actually paid in cash (and including, in the case of the Permitted JV, the amount of cash distributions declared by the Permitted JV during such period but retained by the Permitted JV as an offset against capital contributions made by Expro-USA in such period in accordance with the terms of the Permitted JV LLC Agreement) during such period by such other Person or the Permitted JV, as the case may be, to the Company or to a Consolidated Subsidiary (other than the Permitted JV), as the case may be; (b) the net income (but not loss) during such period of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Subsidiary or is otherwise restricted or prohibited, in each case determined in accordance with GAAP (provided that, so long as the Permitted JV constitutes a Consolidated Subsidiary, the net income of the Permitted JV shall not be excluded pursuant to this clause (b) solely as a result of the conditions and requirements in respect of the payment of distributions pursuant to the Permitted JV LLC Agreement); (c) the net income (or deficit) of any Person accrued prior to the date it becomes a Consolidated Subsidiary or is merged into or consolidated with the Company or any of its Consolidated Subsidiaries; (d) any gains or losses attributable to writeups or writedowns of assets, including ceiling test writedowns; (e) any non-cash gains or losses or positive or negative adjustments under FASB ASC 815 as a result of changes in the fair market value of derivatives; and (f) any cancellation of debt income.

“Financial Covenant” means each of (a) the Consolidated Leverage Ratio covenant set forth in Section 6.14(a) and (b) the Consolidated Interest Coverage Ratio covenant set forth in Section 6.14(b).  The foregoing clauses (a) and (b) are collectively referred to as the “Financial Covenants”.

“Junior Indebtedness” means, collectively, (a) each of the Existing Notes, (b) any Indebtedness that is incurred in exchange for, or the proceeds of which are used to extend, refinance, replace, defease, discharge, refund or otherwise retire for value any Existing Notes and (c) any Indebtedness that is subordinated in right of payment to the Obligations.

“MOCL Guarantee Trigger Event” means the occurrence of any of the following events: (i) the Total Credit Exposure (excluding any LC Exposure) exceeds $500,000,000 at any time; (ii) the Leverage Ratio Ex-MOCL as of the last day of any fiscal quarter ending on or prior to June 30, 2017, exceeds 4.25 to 1.00; or (iii) the Leverage Ratio Ex-MOCL as of the last day of any fiscal quarter ending on or after September 30, 2017, exceeds 4.00 to 1.00.

“Secured Obligations” means any Obligations secured by any Collateral.

“Security Instruments” means each Guaranty Agreement and any and all other agreements, instruments, consents or certificates now or hereafter executed and delivered by any Loan Party or any other Person (other than Guaranteed Hedging Agreements or participation or similar agreements between any Lender and any other lender or creditor with respect to any Obligations pursuant to this Agreement) in connection with, or as security for the payment or performance of the Obligations, the Notes, this Agreement, or reimbursement obligations under the Letters of Credit, as such agreements may be amended, modified, supplemented or restated from time to time.

“Transactions” means (a) the execution, delivery and performance by each Borrower of this Agreement and each other Loan Document to which it is a party, the borrowing of Loans, the use of the proceeds thereof, and the issuance of Letters of Credit hereunder and (b) with respect to each Guarantor, the execution, delivery and performance by such Guarantor of the Guaranty Agreement to which it is a party and each other Loan Document to which it is a party, and its Guarantee of the Obligations.

(c)    Each of the following defined terms is hereby deleted in its entirety: “BNP LC Facility”, “Collateral Compliance Date”, “Collateral Trigger Event”, “Collateral Trigger Event Date”, “Control Agreement”, “Credit Agreement Obligations”, “Designated Asset Sale”, “Designated Asset Sale Period”, “Designated Asset Sale Unused Amount”, “Domestic Liquidity”, “Material Real Property”, “Mortgages”, “Other Secured Obligations”, “Secured Capacity Amount”, “Secured Credit Agreement Obligations”, “Secured Debt Cap”, “Security Agreement”, and “Unrestricted Cash”.

(d)    The proviso set forth in the definition of “Indebtedness” is hereby amended and restated in its entirety to read as follows: “provided that notwithstanding the foregoing, Indebtedness shall exclude (i) the contractual carry of a portion of the development costs of Athabasca Oil Corporation’s interest in the Kaybob Duvernay lands in an aggregate amount not to exceed $171,000,000, (ii) the obligations of Expro-USA to make capital contributions to the Permitted JV under Section 4.4(e) of the Permitted JV LLC Agreement and (iii) unsecured contingent obligations under surety bonds and similar instruments issued for the account of the Company or any Subsidiary so long as (A) no Subsidiary is liable for any reimbursement or other payment obligations in respect thereof and (B) such obligations are not subject to any Guarantee or other form of credit support by any Subsidiary”.

(e)    The definition of “Net Cash Proceeds” is hereby amended by deleting the parenthetical “(other than any Lien pursuant to a Loan Document)”.

(f)    The definition of “Permitted Encumbrances” is hereby amended by (i) deleting the word “and” at the end of clause (u),  (ii) re-letting clause (w) as clause (v) and adding the word “and” at the end thereof and (iii) adding a new clause (w) to read in full as follows:

(w)    any encumbrance or restriction, including any options, put and call arrangements, rights of first refusal and similar rights, set forth in the Permitted JV LLC Agreement;

(g)    The definition of “Required Subsidiary Guarantor” is hereby amended by (i) deleting the last sentence thereof in its entirety and (ii) adding the following as a new sentence at the end thereof: “Notwithstanding the foregoing, the Permitted JV shall not constitute a “Required Subsidiary Guarantor” for any purposes hereunder or any other Loan Documents.”

2.2    Amendment to Section 3.03.  Section 3.03 is hereby amended by deleting the phrase “(i) the recording and filing of the Security Instruments as required by this Agreement and (ii)”.

2.3    Amendment to Section 3.14.  Section 3.14 is hereby amended and restated in its entirety to read as follows:

Section 3.14    Subsidiaries.  Except as disclosed to the Administrative Agent by the Company in writing from time to time after the Effective Date, which shall be a supplement to Schedule 3.14, (a) Schedule 3.14 sets forth (i) each Subsidiary’s name as listed in the public records of its jurisdiction of organization and jurisdiction of organization, and the location of its principal place of business and chief executive office and, as to each such Subsidiary, the percentage of each class of Equity Interests issued by such Subsidiary and, if such percentage is not 100% (excluding directors’ qualifying shares as required by law), a description of each class issued and outstanding and (ii) the identity of each (A) Material Subsidiary, (B) Subsidiary that is a Guarantor, (C) Required Subsidiary Guarantor (and specifying the basis for such Person being a Required Subsidiary Guarantor, including whether such Required Subsidiary Guarantor has been designated as such pursuant to the proviso to the definition of Required Subsidiary Guarantor) and (D) Excluded Canam Entity.  All of the outstanding shares or other Equity Interests of each such Subsidiary owned by the Company or any other Subsidiary are validly issued and outstanding and, to the extent applicable, fully paid and not assessable, and all such shares or other Equity Interests are owned, beneficially and of record, free and clear of all Liens other than restrictions on transfer imposed by applicable law (or, in respect of the Permitted JV, pursuant to the Permitted JV LLC Agreement).  There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to any Equity Interests of the Company or any Subsidiary, except as created by the Loan Documents and securities laws and other Liens permitted hereunder that arise by operation of law, or, in respect of the Permitted JV, pursuant to the Permitted JV Agreements.

2.4    Amendment to Section 3.22.  Section 3.22 is hereby amended and restated in its entirety to read as follows:

Section 3.22    [Reserved].

2.5    Amendment to Section 4.03(d).  Section 4.03(d) is hereby amended and restated in its entirety to read as follows:

(d)    [Reserved].

2.6    Amendment to Section 5.01(l).  Section 5.01(l) is hereby amended and restated in its entirety to read as follows:

(l)    [reserved];

2.7    Amendment to Section 5.01(i).  Section 5.01(i) is hereby amended and restated in its entirety to read as follows:

(i) other than in respect of the transactions on the Fourth Amendment Effective Date pursuant to the Permitted JV Agreements, in the event the Company or any Subsidiary intends to sell, transfer, assign or otherwise dispose of any Oil and Gas Properties or any Equity Interests in any Subsidiary in accordance with Section 6.11, at least ten Business Days prior written notice of such disposition, the price thereof and the anticipated date of closing and any other details thereof requested by the Administrative Agent or any Lender;

2.8    Amendment to Section 5.06. Section 5.06 is hereby amended and restated in its entirety to read as follows:

Section 5.06    Insurance. The Company will, and will cause each Subsidiary to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.  Upon the reasonable request of the Administrative Agent from time to time, the Company shall deliver to the Administrative Agent information in reasonable detail as to the Company’s and its Subsidiaries’ insurance then in effect, stating the names of the insurance companies, the amounts of insurance, the dates of the expiration thereof and the properties and risks covered thereby. In the event the Company or any Subsidiary at any time shall fail to obtain or maintain any of the insurance required herein, then the Administrative Agent, without waiving or releasing any obligations or resulting Default hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay premiums and take any other action with respect thereto which the Administrative Agent deems advisable. All sums so disbursed by the Administrative Agent shall constitute part of the Obligations, payable as provided in this Agreement.

2.9    Amendment to Section 5.10.  Section 5.10 is hereby amended and restated in its entirety to read as follows:

Section 5.10    Reserve Reports.

(a)    On or before March 1st of each year, commencing March 1, 2019, the Company shall furnish to the Administrative Agent and the Lenders a Reserve Report, in form and substance consistent with the requirements set forth in the definition thereof, evaluating the Proved Reserves of the Company and its Subsidiaries as of the immediately preceding January 1st; provided that if as of the last day of the fiscal quarter ending June 30th of such year, the Consolidated Leverage Ratio for the period of four consecutive fiscal quarters ending on such day exceeds 3.00 to 1.00, then, if requested by the Administrative Agent, the Company shall furnish to the Administrative Agent and the Lenders, on or before September 1st of such year, a Reserve Report, in form and substance consistent with the requirements set forth in the definition thereof, evaluating the Proved Reserves of the Company and its Subsidiaries as of the immediately preceding July 1st of such year.  The Reserve Report as of January 1 of each year shall, in each case, be either prepared by one or more Approved Petroleum Engineers, or by or under the supervision of the chief engineer of the Company, who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding January 1 Reserve Report.  The July 1 Reserve Report of each year shall, in each case, be prepared by or under the supervision of the chief engineer of the Company who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding January 1 Reserve Report.

(b)    With the delivery of each Reserve Report, the Company shall provide to the Administrative Agent and the Lenders a certificate from a Responsible Officer certifying that in all material respects:  (i) the information contained in the Reserve Report, as applicable, and any other information delivered in connection therewith is true and correct, (ii) the Company or its Subsidiaries owns good and defensible title to the Oil and Gas Properties evaluated in such Reserve Report, and such Properties are free of all Liens except for Liens permitted by Section 6.03 and (iii) none of their Oil and Gas Properties have been sold (other than Hydrocarbons sold in the ordinary course of business) since the date of the most recently delivered Reserve Report hereunder except as set forth on an exhibit to the certificate, which certificate shall list all of its Oil and Gas Properties sold (other than Hydrocarbons sold in the ordinary course of business) and in such detail as required by the Administrative Agent.

2.10    Amendment to Section 5.11.  Section 5.11 is hereby amended and restated in its entirety to read as follows:

Section 5.11   [Reserved].

2.11    Amendment to Section 5.12.  Section 5.12 is hereby amended and restated in its entirety to read as follows:

Section 5.12    Additional Guarantors.  With respect to any Person that after the Effective Date is or becomes a Required Subsidiary Guarantor (other than MOCL), or with respect to MOCL, upon any MOCL Guarantee Trigger Event, the Company shall, or shall cause its Subsidiaries to, promptly (and in any event within ten days of the delivery of the Compliance Certificate for any fiscal quarter or fiscal year, as applicable, pursuant to Section 5.01(d) (or with respect to clause (i) of the definition of MOCL Guarantee Trigger Event, within ten days of the date on which the Total Credit Exposure (excluding any LC Exposure) exceeds $500,000,000)) cause such Person to (i) become a Guarantor by executing and delivering to the Administrative Agent a duly executed Guaranty Agreement (or supplement to a Guaranty Agreement or such other document as the Administrative Agent shall deem appropriate for such purpose), (ii) execute and deliver to the Administrative Agent such legal opinions, organizational and authorization documents and certificates of the type referred to in Section 4.01(b) and Section 4.01(g), and (iii) deliver to the Administrative Agent such other documents as may be reasonably requested by the Administrative Agent, all in form, content and scope reasonably satisfactory to the Administrative Agent.

2.12    Amendment to Section 5.13.  Section 5.13 is hereby amended by deleting each instance of the word “proved”.

2.13    Amendment to Section 5.14(b).  Section 5.14(b) is hereby amended and restated in its entirety to read as follows:

(b)    From and after the 30th date following the Availability Date, the Company shall, and shall cause each Subsidiary to: (i) deposit or cause to be deposited directly, all Cash Receipts into one or more Deposit Accounts listed on Schedule 5.14, (ii) deposit or credit or cause to be deposited or credited directly, all securities and financial assets held or owned by (whether directly or indirectly), credited to the account of, or otherwise reflected as an asset on the balance sheet of, the Company and its Subsidiaries (including, without limitation, all marketable securities, treasury bonds and bills, certificates of deposit, investments in money market funds and commercial paper) into one or more Securities Accounts listed on Schedule 5.14 and (iii) cause all commodity contracts held or owned by (whether directly or indirectly), credited to the account of, or otherwise reflected as an asset on the balance sheet of, the Company and its Subsidiaries, to be carried or held in one or more Commodity Accounts listed on Schedule 5.14.

2.14    Amendment to Section 6.01.  Section 6.01(b)(ii) is hereby amended and restated in its entirety to read as follows: “(ii) [reserved],”.

2.15    Amendment to Section 6.02.  Section 6.02(b) is hereby amended and restated in its entirety to read as follows:

(b)    [reserved];

2.16    Amendment to Section 6.03.  Section 6.03(c) is hereby amended and restated in its entirety to read as follows:

(c)    [reserved];

2.17    Amendment to Section 6.06.  Section 6.06 is hereby amended and restated in its entirety to read as follows:

Section 6.06    Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among Loan Parties not involving any other Affiliate and (c) transactions pursuant to the Permitted JV Agreements.

2.18    Amendment to Section 6.07.  Clause (i) of the proviso in Section 6.07 is hereby amended and restated in its entirety to read as follows: “(i) the foregoing shall not apply to restrictions and conditions imposed by (A) law or by this Agreement, (B) the Permitted JV LLC Agreement in respect of the Permitted JV or Equity Interests in the Permitted JV or (C) the Permitted JV Contribution Agreement in respect of the Permitted JV or the “Assets” (as defined in the Permitted JV Contribution Agreement),”.

2.19    Amendments to Section 6.08.

(a)    Section 6.08(d) is hereby amended and restated in its entirety to read as follows:

(d)    the Company and any Subsidiary may make Restricted Payments so long as (i) both before and immediately after giving effect to any such Restricted Payment, (x) no Default has occurred and is continuing or would result therefrom and (y) the Company shall be in pro forma compliance with each of the Financial Covenants and (ii) the Administrative Agent shall have received a certificate of a Financial Officer of the Company, in form and substance satisfactory to the Administrative Agent, certifying as to each of the requirements set forth in this clause (d); and

(b)    Section 6.08 is hereby amended by adding a new Section 6.08(e) to read in its entirety to read as follows:

(e)    the Permitted JV may declare and pay dividends or other distributions in accordance with the Permitted JV LLC Agreement and the Permitted JV Contribution Agreement (including any non-ratable distributions to the extent expressly provided therein).

2.20    Amendment to Section 6.09.  Each of Sections 6.09(i)-(j) is hereby amended and restated in its entirety to read as follows:

(i)    the Company and any Subsidiary may make Investments so long as (i) both before and immediately after giving effect to any such Investment, no Default has occurred and is continuing or would result therefrom, (ii) immediately before and after giving effect to such Investment, the Company shall be in pro forma compliance with each of the Financial Covenants and (iii) the Administrative Agent shall have received a certificate of a Financial Officer of the Company, in form and substance satisfactory to the Administrative Agent, certifying as to each of the requirements set forth in this clause (i); and

(j)    Investments in the Permitted JV (i) in existence on the Fourth Amendment Effective Date pursuant to the terms of the Permitted JV Contribution Agreement, the Permitted JV MEPU Conveyance and the Permitted JV Units Conveyance and (ii) made after the Fourth Amendment Effective Date pursuant to and in accordance with the Permitted JV LLC Agreement.

2.21    Amendment to Section 6.10(b).  Section 6.10(b) is hereby amended and restated in its entirety to read as follows:

(b)    the Company and any Subsidiary may Redeem Junior Indebtedness so long as (i) both before and immediately after giving effect to such Redemption, no Default has occurred and is continuing or would result therefrom, (ii) immediately before and after giving effect to such Redemption, the Company shall be in pro forma compliance with each of the Financial Covenants and (iii) the Administrative Agent shall have received a certificate of a Financial Officer of the Company, in form and substance satisfactory to the Administrative Agent, certifying as to each of the requirements set forth in this clause (b).

2.22Amendments to Section 6.11.

(a)    Section 6.11(a) is hereby amended by deleting the phrase “so long as the Collateral Trigger Event has not occurred on or prior to the date of such Disposition,”.

(b)    Section 6.11(e) is hereby amended by deleting the phrase “so long as the Collateral Trigger Event has not occurred on or prior to the date of such Disposition,”.

(c)    Section 6.11(f) is hereby amended by (i) deleting the phrase “the Collateral Trigger Event has not occurred on or prior to the date of such Disposition and” and (ii) deleting the word “and” at the end thereof.

(d)    Section 6.11 is hereby amended by (i) replacing the period at the end of Section 6.11(g) with “; and” and (ii) adding a new Section 6.11(h) to read in its entirety as follows:

(h)    the Disposition of the “MEPU Assets”, the “Medusa Spar Units” and the “MEPU Cash Contribution” (as each such term is defined in the Permitted JV Contribution Agreement) by Expro-USA to the Permitted JV pursuant to and in accordance with the terms of the Permitted JV Contribution Agreement, and Dispositions of Property by the Permitted JV permitted to be made without “Mutual Consent of the Board” (as defined in the Permitted JV LLC Agreement) pursuant to Section 5.6(b) of the Permitted JV LLC Agreement.

2.23Amendment to Section 6.13(b).  Section 6.13(b) is hereby amended and restated in its entirety to read as follows:

(b)    From and after the 30th day after the Availability Date (or, if earlier, the date of the initial delivery to the Administrative Agent of Schedule 5.14 to this Agreement), without the prior written consent of the Administrative Agent, the Company will not, and will not permit any Subsidiary to, open or otherwise establish or maintain, or deposit, credit or otherwise transfer any Cash Receipts, securities, financial assets or any other property into, any Deposit Account, Securities Account or Commodity Account (other than any Excluded DDA) other than Deposit Accounts, Securities Accounts and Commodity Accounts listed on Schedule 5.14, which is maintained with the Administrative Agent or a Lender or another financial institution reasonably acceptable to the Administrative Agent.

2.24    Amendment to Section 6.14.  Section 6.14 is hereby amended by deleting clause (c) thereof in its entirety.

2.25    Amendment to Article VI.  Article VI is hereby amended by adding a new Section 6.15 to read in its entirety as follows:

Section 6.15    Amendment to Permitted JV Agreements.  The Company will not, and will not permit any of its Subsidiaries to, amend, modify or supplement (or permit to be amended, modified or supplemented), or enter into any agreement that has the effect of amending, modifying or supplementing any Permitted JV Agreement in a manner that would be adverse to the Lenders in any material respect.

2.26    Amendment to Section 7.01(m).  Section 7.10(m) is hereby amended and restated in its entirety to read as follows:

(m)    the Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms against any Borrower or any Guarantor party thereto or shall be repudiated by any of them, or any Borrower or any Guarantor or any of their respective Affiliates shall so state in writing; or

2.27    Amendments to Article IX.

(a)    The third-to-last paragraph of Article IX is hereby amended and restated in its entirety to read as follows:

Each Lender and each Issuing Bank hereby authorizes the Administrative Agent to release any Guarantor from the Guaranty Agreement to which it is a party pursuant to the terms thereof.

(b)    The last paragraph of Article IX is hereby deleted in its entirety.

2.28    Amendment to Exhibits.  Each of Exhibits E-2, E-3 and E-4 is hereby deleted in its entirety.

Section 3.    Conditions Precedent.  This Fourth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Credit Agreement) (the “Fourth Amendment Effective Date”):

3.1    The Administrative Agent, the Lenders and the Lead Arrangers shall have received all fees and other amounts due and payable to each such Person (including, without limitation, the fees and expenses of Paul Hastings LLP, as counsel to the Administrative Agent) on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers pursuant to the Credit Agreement.

3.2    The Administrative Agent shall have received from the Required Lenders and the Obligors, counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Persons.

3.3    The Closing (as defined in the Permitted JV Contribution Agreement) shall have occurred, or shall occur substantially concurrently with the Fourth Amendment Effective Date, in accordance with the terms of the Permitted JV Contribution Agreement.  The Permitted JV Contribution Agreement (including the exhibits and schedules attached thereto) shall not have been modified, amended, supplemented or waived, and no consent shall have been granted thereunder, in each case in a manner that is materially adverse to the Lenders.

3.4    The Administrative Agent shall have received a certificate of a Responsible Officer of the Company certifying that (i) attached thereto is a true, complete and correct copy of each of the Permitted JV Agreements, (ii) each of such Permitted JV Agreements is in full force and effect and (iii) except as attached thereto, no such Permitted JV Agreement has been amended, modified or supplemented.

3.5    No Default shall have occurred and be continuing, after giving effect to the terms of this Fourth Amendment.

3.6    The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent is hereby authorized and directed to declare the occurrence of the Fourth Amendment Effective Date when it has received documents confirming compliance with the conditions set forth in this Section 4 or the waiver of such conditions as agreed to by the Lenders pursuant to Section 10.02(b) of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to this Fourth Amendment for all purposes.  For purposes of determining compliance with the conditions specified in this Section 4, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Fourth Amendment Effective Date specifying its objection thereto.

Section 4.    Miscellaneous.

4.1    Confirmation.  The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.

4.2    Ratification and Affirmation; Representations and Warranties.  Each Borrower and each Guarantor (each, an “Obligor”) hereby: (a) acknowledges the terms of this Fourth Amendment; (b) acknowledges, ratifies and affirms its obligations and continued liability under, the Credit Agreement and the other Loan Documents to which it is party and agrees that the Credit Agreement remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement, as amended hereby, and the term “Credit Agreement” as used in the other Loan Documents shall mean the Credit Agreement, as amended hereby and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fourth Amendment: (i) all of the representations and warranties contained in the Credit Agreement are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

4.3    Counterparts.  This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Fourth Amendment by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.

4.4    No Oral Agreement.  This Fourth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement AMONG the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no oral agreements between the parties.

4.5    GOVERNING LAW.  THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE

COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE CREDIT AGREEMENT OR THIS FOURTH AMENDMENT, OR FOR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THE CREDIT AGREEMENT OR THIS FOURTH AMENDMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THE CREDIT AGREEMENT OR THIS FOURTH AMENDMENT AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

4.6    Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.7    Loan Document.  This Fourth Amendment is a “Loan Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.8    Severability. Any provision of this Fourth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

BORROWERS:

MURPHY OIL CORPORATION

By:
Name:	John B Gardner
Title:	Vice President and Treasurer

MURPHY EXPLORATION & PRODUCTION COMPANY – INTERNATIONAL

By:
Name:	John B Gardner
Title:	Vice President and Treasurer

MURPHY OIL COMPANY LTD.

By:
Name:	John B Gardner
Title:	Vice President and Treasurer

GUARANTORS:

MURPHY EXPLORATION & PRODUCTION COMPANY

By:
Name:	John B Gardner
Title:	Vice President and Treasurer

MURPHY EXPLORATION & PRODUCTION COMPANY – USA

By:
Name:	John B Gardner
Title:	Vice President and Treasurer

[SIGNATURE PAGE TO MURPHY OIL FOURTH AMENDMENT]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and Lender

By:
Name:	Jeffrey C. Miller
Title:	Vice President

[SIGNATURE PAGE TO MURPHY OIL FOURTH AMENDMENT]

c
BANK OF AMERICA, N.A., as Issuing Bank and Lender

By:
Name:
Title:

[SIGNATURE PAGE TO MURPHY OIL FOURTH AMENDMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Issuing Bank and Lender

By:
Name:
Title:

[SIGNATURE PAGE TO MURPHY OIL FOURTH AMENDMENT]

DNB CAPITAL LLC, as Lender

By:
Name:
Title:

By:
Name:
Title:

DNB BANK ASA, NEW YORK BRANCH as Issuing Bank

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO MURPHY OIL FOURTH AMENDMENT]

THE BANK OF TOKYO-MITSUBISHI UFJ LTD , as Issuing Bank and Lender

By:
Name:
Title:

[SIGNATURE PAGE TO MURPHY OIL FOURTH AMENDMENT]

THE BANK OF NOVA SCOTIA, as Issuing Bank and Lender

By:
Name:
Title:

[SIGNATURE PAGE TO MURPHY OIL FOURTH AMENDMENT]

EXPORT DEVELOPMENT CANADA, as Lender

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO MURPHY OIL FOURTH AMENDMENT]

ABN AMRO CAPITAL USA LLC, as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO MURPHY OIL FOURTH AMENDMENT]

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO MURPHY OIL FOURTH AMENDMENT]

REGIONS BANK, as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO MURPHY OIL FOURTH AMENDMENT]

GOLDMAN SACHS BANK USA, as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO MURPHY OIL FOURTH AMENDMENT]

BANCORPSOUTH BANK, as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO MURPHY OIL FOURTH AMENDMENT]

HANCOCK WHITNEY BANK, as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO MURPHY OIL FOURTH AMENDMENT]

SIMMONS BANK, as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO MURPHY OIL FOURTH AMENDMENT]

STANDARD CHARTERED BANK, as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO MURPHY OIL FOURTH AMENDMENT]